UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Acquisition of Colonial Portfolio

On January 7, 2014, Landmark Apartment Trust of America, Inc. (the “Company”), through various wholly-owned subsidiaries of Landmark Apartment Trust of America Holdings, LP, its operating partnership (the “Operating Partnership”), acquired 100% of the general partnership interests and 61.2% (out of 100%) of the limited partnership interests in Landmark at Colonial 2011 LP (“Landmark Colonial”). The remaining 38.8% of the limited partnership interests in Landmark Colonial were retained by an unaffiliated third party. Landmark Colonial is the sole member and owner of four limited liability companies, each of which owns as its sole asset a multifamily residential apartment property (collectively, the “Colonial Portfolio”). The Colonial Portfolio consists of the following four multifamily residential properties: (a) Landmark at Chesterfield Apartments located in Pineville, North Carolina, (b) Landmark at Coventry Pointe Apartments located in Lawrenceville, Georgia, (c) Landmark at Grand Oasis Apartments located in Suwanne, Georgia, and (d) Landmark at Rosewood Apartments located in Dallas, Texas. The partnership interests in Landmark Colonial were acquired by the Company in exchange for consideration valued at approximately $27,883,516 (subject to prorations and adjustments), including (i) 1,252,245 common limited partnership units in the Operating Partnership valued at $8.15 per unit representing aggregate consideration of approximately $10,205,797 and (ii) cash of approximately $17,677,719. The existing mortgage indebtedness encumbering the Colonial Portfolio, with a current outstanding principal balance of approximately $62,300,000, also remained in place after the acquisition. The Colonial Portfolio in the aggregate contains approximately 1,209,082 rentable square feet and 1,166 units. As of January 7, 2014, the four properties in the Colonial Portfolio were 95% occupied in the aggregate.

The existing mortgage indebtedness remaining in place after the acquisition of the interests in Landmark Colonial had an outstanding balance as of closing of approximately $62,300,000 held by Wells Fargo Bank National Association. Interest accrues on the loan at a fixed rate equal to 3.725%, and the loan matures on September 30, 2016.

The contributors of the Colonial Portfolio were EL-Harel Management LLC and EL-BK Management, LLC and are affiliated with Messrs. Lubeck and Salkind, two of the directors of the Company.

Acquisition of Landmark at Lakeways Portfolio

On January 9, 2014, the Company, through its Operating Partnership and a wholly-owned subsidiary of the Operating Partnership, acquired 100% of the general and limited partnership interests in Landmark at Lakeways, L.P. (“Landmark at Lakeways”). Landmark at Lakeways is directly and indirectly the sole owner of ten limited partnerships, each of which owns as its sole asset a multifamily residential apartment property (collectively, the “Lakeways Portfolio”). The Lakeways Portfolio consists of the following ten multifamily residential properties: (1) Lakeshore Lakeview Apartments located in Garland, Texas, (2) Lakeway 36 Apartments located in Garland, Texas, (3) Lakeway Harbor Apartments located in Garland, Texas, (4) Lakeway Point Apartments located in Garland, Texas, (5) Windridge Apartments located in Mesquite, Texas, (6) Lakeway Place Apartments located in Garland, Texas, (7) Lakeway Trace Apartments located in Garland, Texas, (8) Lakeway Meadows Apartments located in Garland, Texas, (9) Lakeway Colony located in Garland, Texas, and (10) Highlands at Galloway Apartments located in Mesquite, Texas. The partnership interests in Landmark at Lakeways were acquired by the Company in exchange for consideration valued at approximately $53,387,652 (subject to prorations and adjustments), including (i) 3,425,953 common limited partnership units in the Operating Partnership valued at $8.15 per unit representing aggregate consideration of approximately $27,921,521, and (ii) cash of approximately $25,466,131. The existing mortgage indebtedness encumbering the Lakeways Portfolio, with a current aggregate outstanding principal balance of approximately $66,492,032, also remained in place after the acquisition. The Lakeways Portfolio in the aggregate contains approximately 1,487,610 rentable square feet and 1,757 units. As of January 9, 2014, the ten properties in the Lakeways Portfolio were 95.8% occupied in the aggregate.

        The existing mortgage indebtedness remaining in place after the acquisition of Landmark at Lakeways consists of (a) a CMBS loan serviced by Midland Loan Services secured by five of the properties in the Lakeways Portfolio, with an outstanding balance as of closing of approximately $11,699,661, on which interest accrues at a fixed rate equal to 5.574% and which matures on April 1, 2016, (b) a CMBS loan serviced by KeyBank National Association secured by Lakeways Meadows Apartments with an outstanding balance as of closing of approximately $15,560,000 on which interest accrues at a fixed rate equal to 5.89% and which matures on December 11, 2016, (c) a CMBS loan serviced by KeyBank National Association secured by Lakeways Trace Apartments with an outstanding balance as of closing of approximately $7,520,000, on which interest accrues at a fixed rate equal to 5.89% and which matures on December 11, 2016, (d) a CMBS loan serviced by KeyBank National Association secured by Lakeways Place Apartments with an outstanding balance as of closing of approximately $5,800,000, on which interest accrues at a fixed rate equal to 5.89% and which matures on December 11, 2016, (e) a CMBS loan serviced by KeyBank National Association secured by Lakeways Colony Apartments with an outstanding balance as of closing of approximately $12,992,371, on which interest accrues at a fixed rate equal to 5.89% and which matures on December 11, 2016, and (f) a CMBS loan serviced by Wells Fargo Bank National Association secured by Highlands at Galloway Apartments with an outstanding balance as of closing of approximately $12,920,000, on which interest accrues at a fixed rate equal to 5.89% and which matures on December 11, 2016.

The contributor of the Lakeways Portfolio is Elco Landmark at Lakeways Management LLC, which is affiliated with Messrs. Lubeck and Salkind, two of the directors of the Company.

While the acquisition of the properties is individually insignificant for purposes of the reporting requirements of Form 8-K, the properties described in this Current Report on Form 8-K are related to the properties described in the Company’s Current Report on Form 8-K filed on October 9, 2013, the Company’s Current Report on Form 8-K filed on October 22, 2013, the Company’s Current Report on Form 8-K filed on November 22, 2013, the Company’s Current Report filed on December 3, 2013 and the Company’s Current Report on Form 8-K filed on December 12, 2013, and such properties are significant in the aggregate.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 2.01 regarding the issuance of OP Units is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described in Item 2.01 above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that such financial statements, to the extent required, will be filed on or before the date which is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 13, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

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